Exhibit 99.1

Baker Hughes Updates First Quarter Outlook

HOUSTON, Texas – April 15, 2005. Baker Hughes Incorporated (BHI – NYSE) today updated its outlook for the first quarter of 2005, raising its expectations for income from continuing operations per diluted share for the first quarter of 2005 to between $0.52 and $0.53.

The company is continuing to review its preliminary results for the first quarter of 2005 and its outlook for the balance of the year. The company expects to increase its guidance for the full year when it releases additional details on its first quarter of 2005 results and conducts a conference call on April 27, 2005.

Chad C. Deaton, Baker Hughes chairman and chief executive officer, said, “The results for the first quarter of 2005 reflect pricing improvement, favorable geographic and product mix changes, and stronger than expected customer activity. Activity was stronger than we expected in the United States and Russia, weaker than expected in Canada and somewhat above our expectations in the rest of the world. In addition, corporate and other expenses excluding interest expense were less than expected, also contributing to the improved outlook for the first quarter results. We expect market conditions to remain favorable for both additional revenue growth and price improvements over the balance of the year.”

Earnings Announcement and Conference Call

The company has scheduled a conference call on Wednesday, April 27, 2005 at 8:30 a.m. eastern, 7:30 a.m. central, to discuss results for the first quarter of 2005, ending March 31, 2005. The results for the first quarter of 2005, including updated guidance for fiscal year 2005, are expected to be released on Wednesday, April 27, 2005, before the market opens. To access the call, which is open to the public, please call the conference call operator at 800-374-2469, 20 minutes prior to the scheduled start time and ask for the “Baker Hughes Conference Call.” A replay will be available through Wednesday, May 11, 2005. The number for the replay is 706-645-9291; the access code is 4835753. The conference call and replay will be web cast by CCBN. To access the web cast, go to http://www.bakerhughes.com/investor and select “News Releases,” then click on “Conference Calls.” Investors can automatically receive Baker Hughes e-mail alerts when news releases are posted to the company’s internet site. To subscribe, go to http://www.bakerhughes.com/investor and choose “News Releases” and then “E-Mail Alerts.”

Forward-Looking Statements

This news release (and oral statements made regarding the subjects of this release, including on the conference call announced herein) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “expect,” “believe,” “will,” and similar expressions are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from the preliminary estimates in our forward-looking statements. These forward-looking-statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and those set forth from time to time in our filings with the Securities and Exchange Commission. The documents are available through the Company’s web site or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Our expectations regarding our business outlook, including changes in our revenue, capital spending and profitability; oil and gas market conditions specific to our business; pricing, market share and contract terms; costs and availability of resources; changes in laws or regulatory conditions; economic conditions; and environmental matters are only forecasts regarding these matters.

These forecasts may be substantially different from actual results, which are affected by the following risk factors and the timing of any of those risk factors:

•	Changes to forecast in earnings release – the financial information and forecasts presented in this news release (and oral statements made regarding the subjects of this release) may be subject to adjustment based on the preparation of consolidated financial statements for the first quarter of 2005; additional details regarding the performance of the Company for the first quarter of 2005 and forecasts regarding future periods will be included in the Company’s earnings release scheduled to be made on April 27, 2005, which additional details may impact the information and forecasts provided in this news release.

•	Oil and gas market conditions – the level of petroleum industry exploration and production expenditures; drilling rig and oil and natural gas industry manpower and equipment availability; the price of, and the demand for, crude oil and natural gas; drilling activity; seasonal and other weather conditions that affect the demand for energy; severe weather conditions, such as hurricanes, that affect exploration and production activities; OPEC policy and the adherence by OPEC nations to their OPEC production quotas; war, military action, terrorist activities or extended period of international conflict, particularly involving the U.S., Middle East or other major petroleum–producing or consuming regions; civil unrest or security conditions where we operate; expropriation of assets by governmental action.

•	Pricing, market share and contract terms – our ability to implement and affect price increases for our products and services; receipt of license fees; the effect of the level and sources of our profitability on our tax rate; the ability of our competitors to capture market share; our ability to retain or increase our market share; changes in our strategic direction; our ability to negotiate acceptable terms and conditions with our customers, especially national oil companies.

•	Costs and availability of resources – our ability to manage the rising costs and availability of sufficient raw materials and components (especially steel alloys, copper and chemicals); our ability to recruit, train and retain the skilled and diverse workforce necessary to meet our business needs; manufacturing capacity and subcontracting capacity at forecasted costs to meet our revenue goals; the availability of essential electronic components used in our products; the effect of competition, particularly our ability to introduce new technology on a forecasted schedule and at forecasted costs; potential impairment of long–lived assets; the accuracy of our estimates regarding our capital spending requirements; unanticipated changes in the levels of our capital expenditures; the need to replace any unanticipated losses in capital assets; the development of technology by us or our competitors that lowers overall finding and development costs; labor–related actions, including strikes, slowdowns and facility occupations.

•	Changes in laws or regulatory conditions – the legislative, regulatory and business environment in the U.S. and other countries in which we operate; outcome of government and internal investigations and legal proceedings; new laws, regulations and policies that could have a significant impact on the future operations and conduct of all businesses; changes in export control laws or exchange control laws; additional restrictions on doing business in countries subject to sanctions: changes in laws in Russia or other countries identified by management for immediate focus; changes in accounting standards; changes in tax laws or tax rates in the jurisdictions in which we operate; resolution of audits by various tax authorities; ability to fully utilize our tax loss carryforwards and tax credits.

•	Economic conditions – worldwide economic growth; foreign currency exchange fluctuations and changes in the capital markets in international locations where we operate; the condition of the capital and equity markets in general.

•	Environmental matters – unexpected, adverse outcomes or material increases in liability with respect to environmental remediation sites where we have been named as a potentially responsible party; the discovery of new environmental remediation sites; changes in environmental regulations; the discharge of hazardous materials or hydrocarbons into the environment.

Baker Hughes is a leading provider of
drilling, formation evaluation, completion and production
products and services to the worldwide oil and gas industry.

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NOT INTENDED FOR BENEFICIAL HOLDERS